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                                                                       EXHIBIT 1
                                                                       ---------

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: August 24, 2001        CHS OREGON ACQUISITION CORP

                              By:    /s/ Peter M. Gotsch*
                                     ---------------------
                              Name:  Peter M. Gotsch
                              Title: President

                              CODE HENNESSEY & SIMMONS IV LP

                              By:  CHS Management IV LP, its general partner

                                   By:    /s/ Peter M. Gotsch*
                                          ---------------------
                                   Name:  Peter M. Gotsch
                                   Title: Partner

                              CHS MANAGEMENT IV LP

                              By:  Code Hennessey & Simmons LLC, its
                                   general partner

                                   By:    /s/ Peter M. Gotsch*
                                          --------------------
                                   Name:  Peter M. Gotsch
                                   Title: Partner

                              CODE HENNESSEY & SIMMONS LLC

                              By:    /s/ Peter M. Gotsch*
                                     ---------------------
                              Name:  Peter M. Gotsch
                              Title: Partner

                              /s/ Andrew W. Code*
                              -------------------
                              Andrew W. Code

                              /s/ Daniel J. Hennessey*
                              -----------------------
                              Daniel J. Hennessey

                              /s/ Brian P. Simmons*
                              ---------------------
                              Brian P. Simmons

                              /s/ Peter M. Gotsch*
                              --------------------
                              Peter M. Gotsch

                              /s/ Tom J. Formolo*
                              -------------------
                              Tom J. Formolo

                              /s/ Jon S. Vesely*
                              ------------------
                              Jon S. Vesely

*By: /s/ Phillip Gordon
     ------------------
     Phillip Gordon
     Attorney-in-Fact